UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2010

ADVANCE NANOTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-10065	20-1614256
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Rella Blvd, Suite 160, Montebello, NY	10901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 583-0080

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is being filed to amend the report filed on March 05, 2010. An incorrect version of the report was filed inadvertantly. The only changes are to Item 4.01. Nothing else has been amended.

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 4, 2010, Advance Nanotech, Inc. (the “Registrant”) engaged Q Accountancy Corporation (“QAC”) as its new principal accountant effective as of March 5, 2010.   Accordingly, the Registrant dismissed Mendoza Berger & Company, LLP (“Mendoza”) as the Registrant’s principal accountant effective March 4, 2010.  The decision to replace Mendoza with QAC was recommended and approved by the Registrant’s Audit Committee based on qualifications and cost.

The reports of Mendoza on the Registrant’s financial statements for fiscal years 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, were not qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception of a qualification with respect to uncertainty as to the Registrant’s ability to continue as a going concern.  Prior to the date of dismissal of Mendoza, there were no disagreements with Mendoza on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Mendoza, would have caused it to make reference to the subject matter of the disagreements in connection with its report, nor were there any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During fiscal years 2008 and 2007 and the subsequent interim period through March 4, 2010 when QAC was engaged as the Registrant’s new independent accountant, neither the Registrant nor anyone on the Registrant’s behalf engaged QAC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or any matter that was either the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Registrant has made the contents of this Form 8-K available to Mendoza and requested it to furnish a letter to the Securities and Exchange Commission as to whether Mendoza agrees or disagrees with, or wishes to clarify the Registrant’s expression of its views. A copy of such letter is attached hereto as Exhibit 16.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2010, Lee J. Cole resigned as a director of the Registrant.   Mr. Cole’s resignation was not the result of any disagreement between him and the Registrant on any matter relating to the Registrant’s operations, policies or practices.

The Registrant’s Board of Directors and its principal executive officer, Jon Buttles, expressed the registrant's gratitude to Mr. Cole for his service to the registrant.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Description of Exhibit

16.1	Letter from Mendoza Berger & Company, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE NANOTECH, INC.

/s/ Jon Buttles
Name: Jon Buttles
Title: Principal Executive Officer
Dated:  March 5, 2010

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